                                                                   EX-99.906Cert

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, and accompanies the report on Form N-CSR for the period ended November 30, 2004 of Performance Funds Trust (the "Registrant").

I, Walter B. Grimm, the Principal Executive Officer of the Registrant, certify that, to the best of my knowledge,:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



February 10, 2005
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Date

/s/ Walter B. Grimm
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Walter B. Grimm
President, Performance Funds Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. section 1350, and accompanies the report on Form N-CSR for the period ended November 30, 2004 of Performance Funds Trust (the "Registrant").

I, Chris Sabato, the Principal Financial Officer of the Registrant, certify that, to the best of my knowledge,:

1. the Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ( 15 U.S.C. 78m(a) or 78o(d)); and

2. the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



February 10, 2005
-----------------
Date

/s/ Chris Sabato
----------------
Chris Sabato
Treasurer, Performance Funds Trust

A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.